Exhibit 23.8


                              ACCOUNTANTS' CONSENT



           We consent to the use of our report incorporated herein by reference into Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-66229) filed pursuant to the Securities Act of 1933, as amended, of MeriStar Hospitality Corporation and to the reference to our firm under the heading "Experts" in the Registration Statement.


New York, New York                                        /s/ Wertheim & Company
November 10, 1998




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